Exhibit 99.1

June 2018

ƒ Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations, and financial projections, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to safe harbor created thereby. These forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations and complement of businesses, which are subject to change. Particular risks facing SPX include risks relating to market specific cycles and weather related fluctuations; economic, business and other risks stemming from changes in the economy; legal and regulatory risks; cost of raw materials; pricing pressures; our reliance on U.S. revenues and international operations; our 2015 spin-off transaction; the effectiveness, success, and timing of restructuring plans; our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa; pension funding requirements; liabilities retained in connection with dispositions, and integration of acquisitions. More information regarding such risks can be found in SPX’s Annual Report on Form 10-K and other SEC filings. Statements in this presentation are only as of the time made, and SPX disclaims any responsibility to update or revise such statements except as required by regulatory authorities. This presentation includes non-GAAP financial measures. Reconciliation of the non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP is available in the appendix to this presentation and in our applicable SEC fillings, which are available on our website. We believe that these non-GAAP measures are useful to investors in evaluating our operating performance and our management of business from period to period. ƒ ƒ ƒ ƒ ƒ We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort. “Core” and “Engineered Solutions (Core)” results in this presentation are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. ƒ June 2018 2

Executive Management Gene Lowe Scott Sproule VP, CFO and Treasurer President and CEO June 2018 3

SPX Corporation Overview June 2018 SPX

Company Overview SPX Corporation ƒ Headquartered in Charlotte, NC ƒ A leading supplier of: ‰ HVAC products, ‰ Detection & Measurement technologies, and ‰ Engineered Solutions 87% 8% 5% ƒ ~$1.4b Core Revenue* in 2017 ƒ ~5,000 employees ƒ NYSE Ticker: SPXC *Non-GAAP financial measure. Excludes the results of the South African projects. SPX is a Leading Supplier of HVAC, Detection & Measurement and Engineered North America Solutions; Almost 90% of Revenue is Generated by Sales into June 2018 5 2017 Core Revenue* by Region

Executive Highlights Continuing to Execute on Plan for Significant Value Creation June 2018 6 ƒWell-positioned to invest for sustainable double digit earnings growth ƒSolid FCF* conversion 100% to 110% of Core net income ƒ>$400M remaining available capital to deploy through 2020 ƒSolid platform to expand (products, markets, channels) ƒCompleted two proprietary acquisitons YTD 2018 Not e : Core results are non-GAAP financial measures that exclude the results of the South African projects.

Strong Brands and Attractive Market Dynamics 2017 Core Revenue* ~$1.4B ~88% of Revenue from #1 or #2 Market Position 69% of Revenue from Replacement Sales 69% 88% (1) Management Estimates Management Estimates *Non-GAAP financial measure. No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. (1) Weil-McLain, a division of The Marley-Wylain Company June 2018 7

Key Product Offerings and Financial Profile by Segment 9 9 9 9 Package cooling units Fluid coolers Residential and Non-Residential Boilers Electrical heating products 2017: ƒ $511m revenue ƒ Segment income margin 15% 9 9 9 9 Locators Fare collection systems Communication technologies Obstruction lighting 2017: ƒ ƒ $260m revenue Segment income margin 24% 9 Heat exchangers ƒ Core income margin* 7% *Non-GAAP financial measure. Excludes the results of the South African projects. June 2018 8 9Power transformers 2017: 9Cooling towers ƒ $625m Core revenue*

Transformation of SPX (Core) – 2015 Through 2017 % Power generation end markets >30% <10% Adjusted operating income 2% 3.7% 8.6% FCF conversion Nominal 118% Expected liquidity to deploy $200 by 2018 >$600 through 2020 No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. 1) As reported including effect of subsequently discontinued operations. 2) Non-GAAP financial measure. 3) Calculated as defined by SPX’s credit facility agreement. June 2018 9 Stock price (end of year)$9.33$31.39 Debt/EBITDA 32.5x1.5x South African projects (Status)3 of 5 scopes remaining1 of 5 scopes remaining Core segment income %8.0%13.1% $ Ms (except per share data)2015 12017 Core revenue$1,692$1,397

SPX Margin Transformation Adjusted Operating Income Margin* $1.75B Revenues $1.40-$1.45B 12% 10% 11.0% 8% 10.0% 6% 8.6% 7.0% 4% 5.1% 3.7% 2% 0% 2015 (as reported 2/25/16) 2016 Guidance 2016 (as reported 2/23/17) 2017 Actual 2018 Guidance 2020 Targets Adjusted EPS* N/A $1.10 $1.47 $1.78 $2.15-2.25 $2.65-2.90 $2.90-3.10 Adjusted EPS excluding M&A amortization *Non-GAAP financial measure. Excludes the results of the South African projects. Actions Taken Since Spin Have Significantly Strengthened SPX’s Financial Profile June 2018 10

Updated Value Creation Roadmap Organic Growth New products New channels Adjacent markets SPX Business System Policy deployment Operational excellence Due diligence/integration ƒ ƒ ƒ ƒ ƒ ƒ Inorganic Growth Focus in HVAC and D&M Significant capital to deploy Large target pipeline Culture & Values Leadership development Results/accountability Integrity ƒ ƒ ƒ ƒ ƒ ƒ June 2018 11

Segment Overview June 2018

HVAC

HVAC Segment Overview 2017 Revenue by Product Revenue Segment income % Cooling Products 49% Heating Products 51% $511m Organic CAGR 2.0-4.0% 2.0-4.0% $511 $510 100 bps increase 2017 Revenue by Geography 15.7% 15.0-16.0% 14.5% 5% 8% 2016 2017 2018E 2020E ($ millions) 87% . *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. Strong Product Brands and Leading Market Positions Across HVAC Heating and Cooling Product Portfolio June 2018 14 Segment GM%34%32%+ ~200 bps Segment EBITDA*$86$80+ ~10%

Strategic Growth Initiatives ƒ ƒ Commercialize NC Everest (Cooling) Grow Evergreen (high-efficiency boiler) ƒ ƒ Expand refrigeration – Evaporative Condenser; LS Fluid Cooler Grow combi-boilers (AquabalanceTM) ƒ ƒ Expand geographic and vertical market channels Execute multi-level sales activities End user, architect/engineer, mechanical contractor ‰ ƒ Drive strategic sourcing, productivity initiatives Several Attractive Opportunities to Expand and Grow HVAC Platform June 2018 15 Operational Excellence Channel Development Adjacent Markets New Product Development

0 Cooling Products Overview 2017 Revenue Breakdown Package Cooling Towers 86% Parts and Service 14% $251m 2017 Revenue by Geography 10% 17% 74% Strong Product Brands and Leading Market Positions Across Cooling Product Portfolio June 2018 16 ƒ Cooling products used in non-residential, commercial construction, process cooling and refrigeration applications ƒ Well-recognized product brands: Marley and Recold ƒ Well-established sales channel including reps and distributors ƒ Demand generally follows construction trends (e.g., Dodge Index) ƒ Approximately 50% replacement sales

Cooling Product Examples Marley NC Cooling To wer Recold Fluid Cooler 9 9 9 9 9 9 High efficiency Low drift rates Quiet by design Long-life construction High performance design Low cost of ownership Strong Product Portfolio of Cooling Technologies with Opportunity for Expansion June 2018 17

Cooling - Key New Products Marley LW Fluid Cooler Evaporat ive Condenser Marley M D Everest To wer 9 9 9 9 9 Launched in Q4 2016 High efficiency, low height fluid cooler Awarded first order in Q4 2016 Launched in 2015 Adjacent product and market (refrigeration) Launched in June 2018 for larger applications 85% more cooling capacity than any other pre-assembled tower Installation 80% faster than field erected cooling towers 9 9 9 Strong Brand Identity and Well Established Channel Support a Broader NPI Impact June 2018 18

Heating Products Overview ƒ North American businesses with strong brands 2017 Revenue Brea kdo wn ƒ Products used in residential and non-residential markets and sold primarily through distributors Boiler Systems 65% ƒ Demand for boiler systems is seasonal: ‰ Concentrated in the fourth quarter Electrical Heating Products 35% $260m ƒ Approximately 80% replacement revenues Strong Product Brands and Leading Market Positions in North America; Financial Performance Seasonally Strong in Second Half June 2018 19

Heating Product Examples Resident ial Boilers Commerc ial Boilers Electrical H eating Pro ducts 9 High efficiency natural gas 9 Standard cast iron 9 Unique hybrid design 9 Gas Combi boilers 9 High efficiency natural gas 9 Standard cast iron Digital wall heaters Wash-down, corrosion resistant heaters Aluminum convection heaters Broad Product Offering of Heating Solutions for Residential and Light Commercial Applications June 2018 20

Heating – Key New Products Growth Oriented Initiatives Weil-McLain(1) Evergreen® Condensing Boiler New Product Development : ƒ Evergreen® floor standing/wall mount modulating condensing boiler, launched in Q3 2015: ‰ 95% efficiency meets Department of Energy regulations and achieves Energy Star rating to maximize customer rebates ‰ Sizes cover residential and light commercial applications ‰ 2016 Dealer Design Awards (DDA) Gold winner ƒ High-growth market segment (1) Weil-McLain, a division of The Marley-Wylain Company Award Winning New High Efficiency Product Launch June 2018 21

Detection & Measurement

Detection & Measurement Segment Overview Revenue Segment income % Organic CAGR 2.0-6.0% $325-335 $260 $226 23.0 -25.0% 22.5-23.5% ~24.4% 2017 Revenue by Geography 23% 20.0% 2016 2017 2018E 2020E 8% ($ millions) 69% . *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. Long-Term Targets Include 2% to 6% Annual Organic Revenue Growth and Moderate of Margin Expansion June 2018 23 Segment GM%46%46%Moderate Decline Segment EBITDA*$49$67~$90 2017 Revenue by Product

Strategic Growth Initiatives ƒ ƒ Scale new GPS-enabled locator Grow fare-collection solutions platform ƒ ƒ Build out geographic and vertical channels New LED Red lighting solution ƒ ƒ Aged bus fleet (fare collection) Communication technologies infrastructure ƒ ƒ Drive productivity and sourcing initiatives Internet of Things (IOT) Several Attractive Opportunities to Expand and Grow Detection & Measurement Platform June 2018 24 Operational Excellence Upgrade Installed Base Adjacent Markets New Product Development

Radiodetection Overview 2017 Revenue by Geography 38% 16% 46% Radiodetection is a Leading Global Supplier of Equipment to Locate and Inspect Buried Cables & Pipes June 2018 25 ƒBased in the U.K., a leading global supplier of underground cable and pipe locators, and inspection equipment ƒContinuous new product enhancement and loyal customer base ƒKey demand drivers: ‰ Global infrastructure growth ‰ Construction growth ‰ Health & Safety Legislation 2017 Revenue by Product

Radiodetection – Key New Products New Product Introduction Continues to Drive Radiodetection’s Performance June 2018 26 Pipeline Mapper Cable Avoidance Video Inspection

Communication Technologies Overview 2017 Revenue by Product Obstruction Lighting 59% SMS & Comm. Int. 41% $94m 2017 Revenue by Geography 23% 7% 70% TCI and Flash Technology are Leaders in Their Respective Markets June 2018 27 ƒ TC I : A leading global supplier of spectrum monitoring, communication intelligence and geolocation technology ƒ Flash Techno logy : A leading North American supplier of obstruction lighting products ƒKey demand drivers: ‰ Global growth of wireless usage ‰ Increased spectrum provisioning and monitoring ‰ Anti-terrorism and drug interdiction efforts ‰ Compliance with government & industry regulations ‰ Approximately two-thirds of sales are replacements

Communication Technologies Products Our Communication Technologies Solutions are Adapting to Serve Evolving and Complex Customer Needs June 2018 28 Flash Lighting Systems SMS & Communications Intelligence

Genfare ƒ A leading North American supplier in fare collection: ‰ Historical market position concentrated on fare box installations Rapidly evolving technology in the market has driven a transformation in our business: ‰ Evolved from “farebox supplier” to “fare collection system provider” ‰ Invested in software, product development, program management and marketing ‰ Strategic relationships with larger public infrastructure system integrators New product introductions have expanded product offering to include: ‰ Mobile ticketing ‰ Cloud-based data hosting ‰ Remote ticket validator ‰ Point-of-sale delivery systems ƒ ƒ Genfare is a Leading North American Supplier in Fare Collection June 2018 29 GENFARE

Genfare Products: Next Generation Fare Collection Fare Collection Suite of Products Integrated with Back-End Support; We Believe This is The New Industry Standard June 2018 30 Cloud-Based Infrastructure Software as a Service Service and Support Fast Fare Farebox Mobile Ticketing Legacy Farebox Fast Fare-e Point-of-Sale e-Fare

Engineered Solutions

Engineered Solutions (Core) Segment Overview Engineered Solutions (Core) Revenue* Core income %* $653 (Project Selectivity portion) ”Revenue down high-single digits” 8.0-8.5% Organic CAGR 2.0-3.0% $625 2017 Revenue by Geography 9.0-10.0% 7.2% 4% 4.9% ($ millions) 2016 2017 2018E 2020E 0% 96% *Non-GAAP financial measure. Reconciliations from US GAAP financial measures are available in the Appendix of the presentation. No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. Large Installed Base, Strong Product Offering and Brands; Well-Positioned to Achieve Margin Improvement June 2018 32 Segment GM%16%17%+ ~200 bps Segment EBITDA*$47$58+ ~5% 2017 Revenue by Product

Strategic Growth Initiatives ƒ ƒ Broaden component offerings Commercialize proprietary load tap changer (LTC) ƒ ƒ Expand service and components More selective on process cooling projects ƒ ƒ Large voltage/EHV transformers Supply to OEM customers ƒ ƒ Continue operational excellence initiatives Strategic sourcing, productivity and Lean Several Attractive Opportunities to Grow Profitability of Segment June 2018 33 Operational Excellence Expand Market Presence Evolve Business Model New Product Development

Engineered Solutions – Transformers Overview A Leading North American Supplier of Power Transformers June 2018 34 Transfo rmer Business ƒSPX is a leading supplier of power transformers into North America with strong brand equity ƒCustomers include: ‰ Public and private electric utilities ‰ Independent power producers ‰ Large industrial sites ƒTwo primary manufacturing locations: ‰ Waukesha, WI ‰ Goldsboro, NC ƒService and Components center in Dallas, TX

Transformers Overview - North American Market Replacement Transformers Expected to be Primary Demand Driver June 2018 35 ƒ Demand largely driven by replacement of aging installed base: ‰ Average age of installed base is ~40 years ƒ Electricity demand has been flat over the past decade, however new T&D construction continues driving demand for power transformers: ‰ Utility-scale solar and wind grid connections ‰ New capacity of natural gas power plants ‰ Grid reliability initiatives: Transmission projects, spare units ƒ Regulatory standards have influence on customer spending habits: ‰ Energy Policy Act of 2005 ‰ FERC Electric Reliability Standards (2007 and Order 1000) ‰ American Reinvestment and Recovery Act of 2009

Transformer Product and Service Examples Leading North American Supplier of Medium Power Transformers June 2018 36 Large Power (High Voltage) Transformer Transformer Service

Process Cooling Overview 2017 Revenue by Product ƒ Based in the U.S., a leading global manufacturer of cooling towers and air cooled heat exchangers Cooling Towers 76% $264m ƒ Continuous new product enhancements and quality equipment for more than a century Large installed base in U.S. and abroad Growing component and aftermarket opportunities Greater selectivity in projects exceptional Other 24% ƒ 2017 Revenue by Geography 11% ƒ 0% 89% ƒ Repositioning Business for Greater Aftermarket Opportunities June 2018 37

Process Cooling – Key New Products Aftermarket Service Area of New and Components is Focus Product Initiatives June 2018 38 Air Flow Components 9TBD Heat Transfer Media Gear Reducer

Financial Position & Capital Allocation June 2018 SPX

Capital Allocation Discipline (1) Net Debt and EBITDA as defined in SPX Corporation’s credit agreement June 2018 40 Methodology Expected Outcome 1)Utilize strategic planning process to evaluate future revenue and earnings growth ƒ Quantify projected future cash flows and estimate total company valuation 2)Maintain target capital structure ƒ Net Debt to EBITDA(1) target range: 1.5x to 2.5x 3)Invest available capital in highest, risk-adjusted, return opportunities ƒ Cost reduction initiatives ƒ Organic business development ƒ Bolt-on acquisitions ƒ Return of capital to shareholders

Capital Structure Leverage Ratios 2.3x 2.2x Short-term debt Current maturities of long-term debt Long-term debt Total Debt Less: Cash on hand Net Debt $7.0 0.5 349.3 $6.8 4.9 344.9 1.5-2.5x 1.5x 1.5x $356.8 (124.3) $356.6 (103.7) $232.5 $252.9 Q4 2017 Q1 2018 LT Target Bank Net Leverage * Gross Leverage * Calculated as defined by SPX’s credit facility agreement. June 2018 41 ($millions) Q4 2017 Q1 2018

Cash Flow & Liquidity ($ in millions) ($ in millions) Term Debt Repayment Schedule ƒ ƒ Targeting 110% Core Free Cash Flow* Conversion Projecting >$400 million remaining of capital allocation through 2020 capacity for Growth investments in Core businesses Active M&A pipeline Return of capital to shareholders ‰ $298 ‰ ‰ $18 $18 $18 2021 2018 2019 2020 2022 *Calculated as defined by SPX’s credit facility agreement. Net debt subtracts cash in excess of $50 million. ** Uses gross debt and LTM EBITDA as defined by SPX’s credit facility agreement. No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. *Non-GAAP financial measure. Reconciliation to its nearest US GAAP financial measure is available elsewhere in the Appendix of the presentation. June 2018 42

SPX Acquisition Approach larger targets June 2018 43 Qualitative Quantitative ƒFocused on building existing platforms ‰ Existing markets or close adjacencies ƒEngineered products ƒAttractive growth opportunities ‰ Secular growth drivers ‰ Fragmented market with consolidation opportunities ƒDifferentiated offering through technology, brand or channel ƒRevenue transaction size $20-$100 million (primary focus); opportunistically consider ƒCash ROIC > double digits 3-5 yrs ƒAccretive to adjusted EPS in year 1, GAAP EPS in year 2

Strategic Impact of Acquisitions Strengthens Global Leadership in Location Equipment Radiodetection Global Leader in Locators Schonstedt Market Leading Magnetometer Products Global Leader in Inspection Equipment Radiodetection Inspection Equipment CUES Market Leading Inspection Equipment June 2018 44

Schonstedt Overview Company Profile 2017 Sales: $9M Purchase multiple*: <7x post-synergies Description: Manufacturer of magnetic locator products used for locating underground utilities and other buried objects. Acquisition Rationale: XTpc Pipe and Cable Locator • • • • Strengthens Detection & Measurement Highly complementary locator technology Market leader Attractive growth profile GA-92XTd Magnetic Locator Rex Multi-Frequency Pipe & Cable Locator *Purchase price, net cash acquired, divided by 2017 EBITDA plus expected synergies over a 3-year period. June 2018 45

CUES Overview Company Profile CUES Digital Universal Camera 2017 Sales: ~$86M Purchase multiple*: <10x post-synergies Description: Leading manufacturer of inspection and rehabilitation equipment. Acquisition Rationale: Mobile Inspection Units CUES SPiDER Scanner • • Strengthens Detection & Measurement Significantly increases presence in inspection market Market leading product portfolio Attractive growth profile • • *Purchase price, net cash acquired, divided by 2017 EBITDA plus expected synergies over a 3-year period. June 2018 46

Impact of Acquisitions on Segments – 2018 Pro Forma* Segment EBITDA (Core)** Radiodetection $100 $80 $60 $40 $20 $0 HVAC Detection & Measurement Engineered Solutions No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. *Based on 2018 midpoint guidance with acquisitions treated as if owned beginning 01/01/18. **Represents, respectively, segment income for the HVAC segment, Engineered Solutions (Core) segment income for the Engineered Solutions segment, and Detection & Measurement adjusted segment income for the Detection & Measurement segment, in each case adjusted to add back the segment’s depreciation and amortization expense, with EBITDA margin representing such amount, divided by, respectively by segment revenues for the HVAC segment, Engineered Solutions (Core) revenues for the Engineered Solutions segment, and Detection & Measurement revenues for the Detection & Measurement segment, on a pro forma basis for the acquisitions. Detection & Measurement Becoming Most Profitable Segment June 2018 47 EBITDA Margin ~17% ~24% ~10%

2016-2018 SPX Adjusted EBITDA Performance Adjusted EBITDA Adjusted EBITDA Margin % ~10% Higher Mid $160s ($ MMs) $175 $150 $125 $100 $75 $50 $25 $0 + ~40 bps 14% 12% 10% 8% 6% 4% 2% 0% $143 $126 2016A* 2017A* 2018E 2018 Exit Rate with Schonstedt & CUES 2016A* 2017A* 2018E 2018 Exit Rate with Schonstedt & CUES *Non-GAAP financial measure. Reconciliation to its nearest US GAAP financial measure is available in the Appendix of the presentation. Continuous Delivery of Value Creation Since Spin 48 June 2018 12% 10% 9%

Financial Targets June 2018 SPX

2018 Core Guidance (~15.5%) (~8.0-8.5%) No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. *Non-GAAP financial measure. Adjusted Operating Income Margin* of ~10%; Adjusted EPS* Guidance $2.15-$2.25 June 2018 50 Revenue Segment Income Margin HVAC ƒOrganic growth* within LT range of 2.0-4.0% ƒ100 basis points increase Detection & Measurement ƒIn a range of $325-335 million ƒ22.5-23.5% Engineered Solutions (Core)* ƒSegment revenue decline* in high-single digits % ƒModest growth in Transformer revenue; organic decline* in Process Cooling resulting from operating model changes ƒ80-130 basis points increase Total SPX Core* ƒ$1.40-1.45 billion ƒ14.0-14.5%

Long-Term Financial Targets (all targets are Non-GAAP financial measures) 2020 Financial Targets No te : Core results are non-GAAP financial measures that exclude the results of the South African projects >$400M of Capital Available to Deploy Through 2020; Clear Line of Sight to Sustainable Double Digit Adjusted EPS Growth June 2018 51 ƒ$1.7 - $1.8B Core Revenue ƒ10.5-11.5% Adjusted Operating Income Margin ƒ$2.65 - $2.90 Adjusted EPS ƒ$2.90 - $3.10 Adjusted EPS excluding M&A amortization ƒ100-110% FCF Conversion of Adjusted Net Income

Appendix June 2018 SPX

SPX Key Value Creation Accomplishments 9 Reduced % of Power generation end in 2017 Outflows and Timing on Track usage to $25-$30M complete – substantial completion Substantial Progress Achieved on Key Value Creation Initiatives June 2018 53 Driving Operational Initiatives 9 Transformer business achieved long-term margin target of 10% Reducing Exposure to Power Gen markets from >30% in 2015 to <10% Reducing South African Project Cash 9 Lowered remaining projected cash 9 Final scope approximately 75% by end of 2019 Enhancing Product Offerings 9 New RD8100 GPS-enabled cable and pipe locator 9 New Model 709 Compact Spectrum Monitoring System (CSMS) 9 Launch of new gCAT4 Plus Underground Cable Locator Leveraging Technology Investments 9 New Genfare Link fare collection system 9 Launch of new Drone detection system Growing in Adjacent Markets 9New evaporative condenser product (industrial refrigeration) Expanding Product Breadth 9New high-efficiency boiler (residential heating) Innovating Transformative Solutions 9New NC Everest cooling tower 9Launch of MD Everest cooling tower

2018 Adjusted EPS* Guidance - Key Drivers • Favorable Economic Policy/Infrastructure Stimulus $2.25 • • • Lower Interest Rates Colder Winter Weather Commercial Growth Accelerates $2.20 Base Case • • • Commercial Growth Decelerates Commodity Inflation/Pass-Throughs Warmer Winter Weather $2.15 • Unfavorable Political Events/Economic Instability *Non-GAAP financial measure. No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance for items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort. June 2018 54

2018 Modeling Considerations June 2018 55 Metric Commentary/Assumptions Corporate costs Low $40Ms Long-term incentive comp $16-17M Restructuring costs $1-2M Interest cost $19-20M, including $2.5M related to acquisition financing Equity earnings, other $2M Tax rate Approximately 22% effective rate; maintaining long-term modelling rate of 23% Capex $12-14M Cash cost of pension + OPEB Approximately $18M: ongoing cash cost approximately $16M D&A Approximately $30M, mostly in COGS, including $3M of acquisition-related amortization Share count Approximately 45M FCF Conversion Targeting 110% of Adjusted Net Income (i.e., ex South African projects) Currency effect Topline sensitivity to USD-GBP rate

Organic Segment Financial Targets (Core) (Core)* No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. *Non-GAAP financial measure. We have not reconciled non-GAAP financial measures guidance to their nearest GAAP equivalents because we do not provide guidance fo r items that we do not consider indicative of our on-going performance and that are out of our control and/or cannot be reasonably predicted. Accordingly, a rec onciliation of the non-GAAP financial measure guidance to the corresponding GAAP financial measures is not available without unreasonable effort. June 2018 56 ($ millions) HVAC Detection & Measurement Engineered Solutions (Core)* SPX Total 2017 Revenue $511 $260 $625 $1,397 Long-term Modeling Target Organic Revenue* CAGR Business Model Change Total Revenue Growth +2% to +4% - +2% to +4% +2% to +6% - +2% to +6% +2% to +3% ~(5%) (2%) to (3%) +2% to +3% ~(2%) Flat to +1% 2017 Segment Income % 14.5% 24.4% 7.2% 13.1% Long-term Modeling Target Segment Income % 15% to 16% 23% to 25% 9% to 10% ~15%

Engineered Solutions Business Model Shift – Pro Forma Revenues change $540-560m Future 2017 No te : Pro Forma for illustrative purposes only. Based on management estimates. Baseline Growth of 2% to 3% June 2018 57 $60-80m Business Baseline Baseline Baseline growth of 2-3% Baseline model

South African Projects Overview Medupi & Kusile Power Stations ƒ Two mega-projects sites: ‰ Twelve 800 mega-watt coal-fired plants (six at each project site) ƒ Total project value of ~$1.3B (>85% complete) ƒ Eskom is a state-owned South African utility Boiler Island ƒ GE/Alstom and Mitsubishi Hitachi are our customers Turbine Island ƒ One scope of work remaining (of five original scopes) These Two Power Stations Expected to Add ~10 GW of Power Capacity When Completed June 2018 58

South African Projects Update Pre-2015 2015 2016 2017 2018 2019 2020+ Scope 1 Scope 2 Scope 3 Scope 4 Substantial Completion by End of 2019 Scope 5 $33M 2016 $49M 2017 $25-$30M 2018 through Completion Cash Usage*: *Net of U.S. tax benefits related to South Africa for 2017 forward Reducing Estimate of Cash Usage Through Completion to $25-$30 Million June 2018 59

Full-Year Gross Margins to U.S. GAAP Reconciliation June 2018 60 Engineered Solutions s egment FYE 2017 FYE 2016 Engineered Solutions gros s profit 47.7 97.7 as a percent of revenues 7% 13% Exclude: South African projects (1) (59.1) (5.8) Engineered Solutions (Core) gros s profit 106.8 103.5 as a percent of Core revenues 17%16% (1) For t he t hree and t welve mont hs ended December 31, 2017, we made revisions t o our est imat es of expect ed revenues and cost s on our large power project s in Sout h Africa. As a result of t hese revisions, we reduced revenues for t he project s during t he t hree and t welve mont hs ended December 31, 2017 by $23.4 and $36.9, respect ively, and increased t he loss on t he project s by $29.9 and $52.8, respect ively.

Full-Year EBITDA to U.S. GAAP Reconciliation June 2018 61 HVAC s egment FYE 2017 FYE 2016 Segment income $ 74.1 $ 80.2 Adjustments: Depreciation & amortization 5.5 5.3 HVAC Segment EBITDA $ 79.6 $ 85.5 Detection & Meas urement s egment Segment income $ 63.4 $ 45.3 Adjustments: Depreciation & amortization 4.0 3.4 Detection & Meas urement Segment EBITDA $ 67.4 $ 48.7 Engineered Solutions s egment Segment Income $ (12.6) $ 17.3 Exclude: South African projects (1)(68.0) (14.5) Exclude: Contract s ettlement gain 10.2 — Engineered Solutions (Core) income $ 45.2 $ 31.8 Adjustments: Depreciation & amortization 12.5 15.2 Engineered Solutions (Core) EBITDA $ 57.7 $ 47.0 (1) For the three and twelve months ended December 31, 2017, we made revisions to our estimates of expected revenues and costs on our large power projects in South Africa. As a result of these revisions, we reduced revenues for the projects during the three and twelve months ended December 31, 2017 by $23.4 and $36.9, respectively, and increased the loss on the projects by $29.9 and $52.8, respectively.

Full-Year Adjusted EBITDA to U.S. GAAP Reconciliation ($ millions) FY 2017 FY 2016 Cons olidated revenue Exclude: South African projects (1) Core Revenues $ 1,425.8 29.1 $ 1,472.3 83.3 $ 1,396.7 $ 1,389.0 Adjus ted Operating income (1) (2) Adjus tments : Depreciation & amortization Other income/(expens e) $ 119.1 $ 96.2 25.2 (1.7) 26.5 2.8 Adjus ted EBITDA as a percent of Core revenues $ 142.6 $ 125.5 10.2% 9.0% (1) For the twelve months ended December 31, 2017, we made revisions to our estimates of expected revenues and costs on our large power projects in South Africa. As a result of these revisions, we reduced revenues for the projects during the twelve months ended December 31, 2017 by $36.9, and increased the loss on the projects by $52.8. (2) For the Adjusted Operating income and the Other income/(expense) adjustments see full year 2017 and 2016 EPS tables below. June 2018 62

Engineered Solutions (Core) Segment Income to U.S. GAAP Reconciliation ENGINEERED SOLUTIONS SEGMENT: (as reported in $ millions ) FY 2017 FY 2016 FY 2015 Engineered Solutions revenue $ 654.5 $ 736.4 $ 957.9 Exclude: South African projects 29.1 83.3 27.3 Engineered Solutions (Core) revenue $ 625.4 $ 653.1 $ 930.6 Engineered Solutions income $ (12.6) $ 17.3 $ (110.5) Exclude: Los s es from South African projects (68.0) (14.5) (120.5) Exclude: Contract s ettlement 10.2 — — Engineered Solutions (Core) income as a percent of Engineered Solutions (Core) revenues $ 45.2 $ 31.8 $ 10.0 7.2% 4.9% 1.1% No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. Additionally, Q3 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment. June 2018 63

Full-Year 2017 U.S. GAAP to Adjusted Earnings Per Share Reconciliation ($ millions, except per share values) GAAP Adju s tm e n ts Adju s te d Segment income (1) Corporate expens e Pens ion and pos tretirement income (expens e) Long-term incentive compens ation expens e Special charges , net (2) Operating income $ 124.9 (46.2) (0.3) (15.8) $ 57.8 — — — $ 182.7 (46.2) (0.3) (15.8) (2.7) 1.4 (1.3) 59.9 59.2 119.1 Other expens e, net (3) Interes t expens e, net (4) Los s on amendment/refinancing of s enior credit agreement (5) Income from continuing operations before income taxes Income tax benefit (provis ion) (6) Income from continuing operations (7.1) (15.8) (0.9) 5.4 0.6 0.9 (1.7) (15.2) — 36.1 47.9 66.1 (71.8) 102.2 (23.9) 84.0 (5.7) 78.3 Dilutive s hares outs tanding 43.905 43.905 Earnings per s hare from continuing operations $ 1.91 $ 1.78 (1) Adjus tment repres ents the removal of operating los s es as s ociated with the South African projects , and a gain on a contract s ettlement within our Engineered Solutions reportable s egment. (2) Adjus tment repres ents removal of res tructuring charges as s ociated with the South African projects . (3) Adjus tment repres ents removal of of non-s ervice pens ion and pos tretirement items and foreign currency los s es as s ociated with the South African projects , partially offs et by a gain on interes t rate s waps , as thes e s waps no longer qualified for hedge accounting in connection with an amendment to our s enior credit agreement. (4) Adjus tment relates to the removal of interes t expens e incurred in connection with borrowings under a line of credit in South Africa. (5) Adjus tment repres ents the removal of a non-cas h charge as s ociated with an amendment to our s enior credit agreement. (6) Adjus tment repres ents the tax impact of items (1) through (5) above, tax benefit as s ociated with worthles s s tock deduction related to South Africa, net tax charges as s ociated with the impact of U.S. tax reform, and the removal of certain favorable dis crete tax items . June 2018 64

Full-Year 2016 U.S. GAAP to Adjusted Earnings Per Share Reconciliation GAAP Adju s tm e n ts Adju s te d ($ millions) Segment income (1) Corporate expens e Pens ion and pos tretirement income (expens e) (2) Long-term incentive compens ation expens e Special charges , net Impairment of intangible as s ets (3) Gain on s ale of dry cooling bus ines s (4) Operating income Other income (expens e), net (5) Interes t expens e, net (6) Los s on amendment/refinancing of s enior credit agreement (7) Income from continuing operations before income taxes Income tax provis ion (8) Income from continuing operations Les s : Net los s attributable to redeemable noncontrolling interes t (9) Net income from continuing operations attributable to SPX Corporation common s hareholders Adjus tment related to redeemable noncontrolling interes t (9) Net income from continuing operations attributable to SPX Corporation common s hareholders after adjus tment to redeemable noncontrolling interes t Dilutive s hares outs tanding Earnings per s hare from continuing operations $ 142.8 (41.7) (15.4) (13.7) (5.3) (30.1) $ 14.5 — 16.0 — — 30.1 $ 157.3 (41.7) 0.6 (13.7) (5.3) — 18.4 (18.4) — 55.0 (0.3) (14.0) (1.3) 42.2 2.1 0.2 1.3 97.2 1.8 (13.8) — 39.4 (9.1) 45.8 (14.1) 85.2 (23.2) 30.3 (0.4) 31.7 0.3 62.0 (0.1) 30.7 (18.1) 31.4 18.1 62.1 — 12.6 42.161 0.30 49.5 62.1 42.161 1.47 $ $ (6) Adjust ment relat es t o t he removal of int erest expense incurred in connect ion wit h borrowings under a line of credit in Sout h Africa. (7) Adjust ment represent s t he removal of a non-cash charge associat ed wit h an amendment t o t he senior credit agreement . (1) Adjust ment represent s t he removal of operat ing losses associat ed wit h t he Sout h African project s. (2) Adjust ment represent s t he removal of non-service pension and post ret irement it ems. (8) Adjust ment represent s t he t ax impact of t he it ems not ed in (1) t hrough (7) above. (9) Adjust ment represent s removal of noncont rolling int erest amount s associat ed wit h t he Sout h Africa project s. (3) Adjust ment represent s t he removal of a non-cash impairment charge associat ed wit h our Heat T ransfer business. (4) Adjust ment represent s removal of gain on sale of dry cooling business. (5) Adjust ment represent s removal of foreign currency losses associat ed wit h t he Sout h African project s. June 2018 65

U.S. GAAP to Core Free Cash Flow from Continuing Operations June 2018 66 ($ millions) FY 2017 Net operating cas h flow from continuing operations$54.2 Capital expenditures - continuing operations(11.0) Free cas h flow us ed in continuing operations43.2 Adjus tment for South African projects49.5 Core free cas h flow from continuing operations$92.7 No te : Core results are non-GAAP financial measures that exclude the results of the South African projects. Additionally, YTD 2017 Core segment income also excludes a gain related to contract settlement within our Engineered Solutions segment.